Exhibit 99.3 CNH Industrial N.V. Cranes Farm Road Basildon, Essex United Kingdom SS14 3AD CNH Industrial announces voluntary delisting from Euronext Milan and single listing on the New York Stock Exchange; CNH further announces up to $1 Billion Share Buyback Program Basildon, November 7, 2023 CNH Industrial N.V. (NYSE: CNHI / MI: CNHI) announces today that its Board of Directors has approved an application to delist its ordinary shares from Euronext Milan. Such application will be filed today. As announced on February 2, 2023, the decision to delist from Euronext Milan and concentrate its listing on NYSE was taken following a careful review of the relative trading volumes on the two exchanges. Since the spin-off in January 2022 of CNH’s On-Highway activities and the creation of Iveco Group, the majority of CNH stock trading has progressively shifted to the New York Stock Exchange (NYSE), revealing that the Company’s business profile and investor base fit better with a single US listing. Concentrating trading in one market should allow for increased liquidity and investor focus, while further simplifying the company profile and compliance requirements. The Company believes that the NYSE meets all requirements provided in the Milan Stock Exchange rules applicable to CNH, i.e., that NYSE’s characteristics are equivalent to European regulated markets and it has a sufficient level of liquidity, ensuring also adequate safeguards for investors. This press release includes a summary overview of such key safeguards for investors. Upon satisfaction of all conditions, Borsa Italiana will arrange for the delisting of CNH’s ordinary shares and will publish a notice indicating the date of effectiveness of the delisting. Delisting from Euronext Milan would take effect no earlier than 45 days after the publication by Borsa Italiana of its notice arranging for delisting. The Company is confident that single listing on the NYSE will be effective at the beginning of January 2024. Further information will be made available pursuant to the applicable regulation. Until the day of delisting, CNH’s common shares will continue to be listed also on Euronext Milan. CNH’s Board of Directors and its Management Team are grateful to Euronext Milan for having been the Company’s listing venue for more than 10 years and are excited about the Company’s continued presence on the NYSE. Additional practical information regarding the delisting will be published in the Investor Relations section of our website at www.cnhindustrial.com as soon as Borsa Italiana will announce its decision about the delisting application. CNH further announces today that the Board of Directors has approved a new share buyback program (the “Program”). Under the Program the Company will repurchase from time to time up to US$1 billion worth of its common shares between November 8, 2023, and March 1, 2024. Funded by the Company’s

liquidity, the Program is intended to optimize the capital structure of the Company and to assist with offsetting any potential volatility arising from the delisting of its shares on Euronext Milan. The Program will consist of two primary components: Component 1: • The first component will involve share repurchases of an amount equivalent to up to EUR 400 million worth of the Company’s common shares between November 8, 2023, and December 29, 2023 • The purchases will be carried out on Euronext Milan and on multilateral trading facilities (MTFs), in compliance with applicable rules and regulations, subject to a maximum price per common share equal to the average of the highest price on each of the five trading days prior to the date of acquisition, as shown in the Official Price List of Euronext Milan plus 10% (maximum price) and to a minimum price per common share equal to the average of the lowest price on each of the five trading days prior to the date of acquisition, as shown in the Official Price List of Euronext Milan minus 10% (minimum price) • The actual timing, number and value of common shares repurchased under the Program will depend on various factors, including market conditions, general business conditions, and compliance with applicable legal requirements. The Program does not oblige the Company to repurchase any common shares, and, also on the basis of trading volumes and price volatility, it may be modified upwards, suspended, discontinued, at any time, for any reason and without previous notice, in accordance with applicable laws and regulations. • Subject to the above conditions, purchases will be carried out in compliance with the conditions and the restrictions under Article 3 (paragraphs 1, 2 and 3) and Article 4 (paragraph 1) of the Commission Delegated Regulation (EU) 2016/1052 and market practices • Details of the transactions carried out will be disclosed in accordance with the terms and conditions required by the applicable regulations Component 2: • The second component will involve share repurchases from time to time of up to the remaining authorized repurchase amount under the Program between November 8, 2023, and March 1, 2024 • The purchases will be executed on the NYSE. Pursuant to this component, CNH Industrial will provide purchase instructions from time to time in compliance with applicable rules, regulations and legal requirements. The actual timing, number and value of common shares repurchased on the NYSE will depend on a number of factors, including market and general business conditions • Any repurchases executed under Component 1 could additionally be executed on the NYSE between November 8, 2023, and December 29, 2023 to further supplement repurchases executed on Euronext Milan under Component 1 The Program will be conducted within the framework of the authorization granted by the Shareholders’ Meeting held on April 13, 2023, whereby the Board is vested with the authority to purchase up to 10% of the Company’s issued common shares during the eighteen-month period following such Shareholders’ Meeting. As of today, the Company holds 36,197,502 common shares in treasury. Goldman Sachs & Co. LLC is acting as financial advisor to CNH. BNP Paribas is acting as co-advisor and buyback agent for CNH in Europe. Overview on safeguards for investors under the U.S. laws, regulations and standards General Overview on U.S. securities exchange system The U.S. securities exchange system is thoroughly regulated and supervised by independent government agencies. The main securities regulator in the United States is the Securities Exchange Commission (“SEC”), an independent US government agency that: (i) oversees the disclosure requirements applicable to public companies; (ii) oversees securities exchanges, securities brokers and dealers, investment advisers, and mutual funds; (iii) has enforcement authority for violation of the securities law. The SEC has rulemaking and enforcement authority, and administers the federal securities laws, including the following primary statutes: (i) Securities Act of 1933, as amended (the “Securities Act”); and (ii) Securities Exchange Act of 1934, as amended (the “Exchange Act”). The following laws also affect capital markets: (i) Sarbanes-Oxley Act of 2002 (Sarbanes-Oxley Act), parts of which are incorporated into the Exchange Act; (ii) Dodd- Frank Wall Street Reform and Consumer Protection Act of 2010 (Dodd-Frank Act); (iii) Jumpstart Our Business Startups Act (JOBS Act) of 2012; (iv) Investment Company Act of 1940, as amended. To trade on a US exchange, a security must generally be both registered with the SEC and accepted for listing on an exchange. The NYSE has qualitative requirements for its listed companies relating to, among other things, corporate governance, including maintenance of audit and compensation committees comprised of independent directors, and compliance with ongoing requirements, such as distributing annual and interim reports.

There are continuous obligations for public companies concerning, for instance, periodic reporting, beneficial ownership reporting and rules relating to the conduct of tender offers and other securities-related transactions. Creeping Acquisitions The U.S. tender offer and “going private” rules administered by the SEC provide protections to shareholders in the face of creeping acquisitions of shares by a third party, including any affiliate of the issuer (e.g. a shareholder holding a significant position in the issuer), and regulate any efforts by a third party or an affiliate to acquire or consolidate a controlling position in a company the shares of which are listed on a U.S. securities exchange. Any person or “group” that acquires beneficial ownership of 5% or more of a class equity securities must disclose that holding as well as provide detailed disclosure in relation to any plans or proposals that relate to or otherwise affect management or control of the listed company (as well as subsequent amendments in case of material changes in the information already communicated – including any further acquisitions of 1% of the shares of the listed company and change in the holder’s plans with respect to its relationship to or holdings in the listed company). Wherever certain factors occur (e.g., a person purchases a significant percentage of the issuer’s securities or is engaged in widespread solicitation of shareholders for the purchase of shares), tender offer rules (as adopted and administered by the SEC) apply. If so, significant process and disclosure protections also apply to the benefit of investors. Under these rules the listed company’s Board of Directors must express a position what it recommends shareholders to do in response to the offer. In this last regard, it is virtually unheard of that a Board of a listed company would recommend that shareholders tender their shares into an offer for less than 100% of the company’s outstanding shares and equally rare for a tender offer to succeed without ultimately being recommended by the company’s Board of Directors. Based on the above, as a practical matter, it would be very difficult for an investor (whether a third party or an affiliate) to acquire a controlling stake in a U.S. listed company or consolidate its controlling position within a reasonable period of time without triggering the SEC’s tender offer rules. Going Private Transactions Acquisitions of shares made by an “affiliate” that are intended or likely to result in the listed company “going private”, requirements under Rule 13e-3 would apply also requiring significant disclosures as to a bidder’s valuation of, and plans for, the listed company, as well as detailed disclosure by both bidder and the target company as to the purpose of the transaction and its fairness to the unaffiliated shareholders of the target company. Delisting from a U.S. securities exchange, such as NYSE, does not automatically deregister the shares under the U.S. securities laws nor does it terminate the company’s ongoing SEC reporting obligations or the application of the tender offer or “going private” rules that continue to apply. To deregister, the company must demonstrate that the primary trading market for the shares is on a securities market outside the U.S. (the primary trading market being a major international securities exchange outside the U.S., where the company’s shares are traded, with significant trading liquidity and volume) and that the trading volume in the U.S. is less than 5% of the global trading volume in the shares.

Delisting from a U.S. securities exchange without an alternative listing on a major international stock exchange is virtually unheard of and, should a Board of Directors seek a delisting in such a scenario, it would subject itself to significant litigation risk as well as scrutiny from U.S. securities authorities. It would therefore be extremely difficult for an issuer listed solely on a U.S. securities exchange to delist in an attempt to avoid the application of the requirements provided by SEC rules and governance principles. Change of Control Transactions CNHI is expected to satisfy U.S. governance standards were it to be listed solely on a U.S. stock exchange. Although certain specific U.S. governance requirements are not strictly applicable to Dutch incorporated entities such as CNHI, if CNHI were to be listed only on the NYSE and not on a European exchange, three factors would apply: (i) first, the New York Stock Exchange (“NYSE”) would limit the “home country” exemptions to the NYSE corporate governance rules for which CNHI would be eligible if its shares are listed on a European exchange; (ii) second, application and administration of SEC rules would no longer be mitigated by questions of deference to home country regulators and the SEC would fully apply domestic company rules and (iii) institutional investors and proxy advisory firms would expect and require the Company governance standards to be comparable to those applicable to U.S. domestic companies. This would particularly be true in the case of a proposed change in control transaction involving CNHI, in which case CNHI would be held to the U.S. disclosure, process and substantive standards. In this regard, it has been extremely rare for a listed company on a U.S. exchange with a significant (>30%) non-majority shareholder to be acquired by a third party. In each of these cases in which such a transaction has been completed, the acquisition was negotiated and approved by the Board of the listed company and the Board then recommended the transaction to the shareholders for their approval or acceptance. Therefore, the NYSE listing and SEC registration afford significant protections to public minority shareholders. The high levels of protection for minority shareholders, in change-in-control transactions for U.S. listed companies are evident in the relatively higher control premia paid in the U.S even though the U.S. system does not include the mandatory takeover offer rules applicable to CNHI as a consequence of its listing on Euronext Milan. Each of Euronext Amsterdam and Euronext Paris has determined that the NYSE is substantially equivalent to an EU regulated market for purposes of its listing rates. * * * The Company believes, also on the basis of the opinion of its legal counsels, that the rules and standards applicable to CNHI after the delisting provide significant protections to shareholders, particularly in the face of a potential creeping acquisition by a third party seeking to obtain control or by an affiliate (e.g., a significant shareholder) seeking to consolidate a controlling position and in the case of a proposed change in control transaction involving CNHI of the sort addressed by the mandatory takeover offer rules prevalent in Europe, and, therefore all the conditions required by the Rules of the Markets governing the delisting process are met.

Important information Please note that any information above is provided for informational purposes only and does not constitute financial, legal, tax or any other professional advice. You must seek independent advice in relation to any particular matters and consult with your bank, broker, accountant, legal, tax or other financial advisor. CNH Industrial (NYSE: CNHI / MI: CNHI) is a world-class equipment and services company. Driven by its purpose of Breaking New Ground, which centers on Innovation, Sustainability and Productivity, the Company provides the strategic direction, R&D capabilities, and investments that enable the success of its global and regional Brands. Globally, Case IH and New Holland Agriculture supply 360° agriculture applications from machines to implements and the digital technologies that enhance them; and CASE and New Holland Construction Equipment deliver a full lineup of construction products that make the industry more productive. The Company’s regionally focused Brands include: STEYR, for agricultural tractors; Raven, a leader in digital agriculture, precision technology and the development of autonomous systems; Hemisphere, a leading designer and manufacturer of high-precision satellite-based positioning and heading technologies; Flexi-Coil, specializing in tillage and seeding systems; Miller, manufacturing application equipment; Kongskilde, providing tillage, seeding and hay & forage implements; and Eurocomach, producing a wide range of mini and midi excavators for the construction sector, including electric solutions. Across a history spanning over two centuries, CNH Industrial has always been a pioneer in its sectors and continues to passionately innovate and drive customer efficiency and success. As a truly global company, CNH Industrial’s 40,000+ employees form part of a diverse and inclusive workplace, focused on empowering customers to grow, and build, a better world. For more information and the latest financial and sustainability reports visit: cnhindustrial.com For news from CNH Industrial and its Brands visit: media.cnhindustrial.com Forward-looking statements All statements other than statements of historical fact contained in this press release, including competitive strengths; business strategy; future financial position or operating results; budgets; projections with respect to revenue, income, earnings (or loss) per share, capital expenditures, dividends, liquidity, capital structure or other financial items; costs; and plans and objectives of management regarding operations and products, are forward-looking statements. Forward looking statements also include statements regarding the future performance of CNH Industrial and its subsidiaries on a standalone basis. These statements may include terminology such as “may”, “will”, “expect”, “could”, “should”, “intend”, “estimate”, “anticipate”, “believe”, “outlook”, “continue”, “remain”, “on track”, “design”, “target”, “objective”, “goal”, “forecast”, “projection”, “prospects”, “plan”, or similar terminology. Forward-looking statements are not guarantees of future performance. Rather, they are based on current views and assumptions and involve known and unknown risks, uncertainties and other factors, many of which are outside our control and are difficult to predict. If any of these risks and uncertainties materialize (or they occur with a degree of severity that the Company is unable to predict) or other assumptions underlying any of the forward-looking statements prove to be incorrect, including any assumptions regarding strategic plans, the actual results or developments may differ materially from any future results or developments expressed or implied by the forward-looking statements. Factors, risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements include, among others: economic conditions in each of our markets, including the significant uncertainty caused by the war in the Ukraine; the duration and economic, operational and financial impacts of the global COVID-19 pandemic; production and supply chain disruptions, including industry capacity constraints, material availability, and global logistics delays and constraints; the many interrelated factors that affect consumer confidence and worldwide demand for capital goods and capital goods-related products; changes in government policies regarding banking, monetary and fiscal policy; legislation, particularly pertaining to capital goods-related issues such as agriculture, the environment, debt relief and subsidy program policies, trade and commerce and infrastructure development; government policies on international trade and investment, including sanctions, import quotas, capital controls and tariffs; volatility in international trade caused by the imposition of tariffs, sanctions, embargoes, and trade wars; actions of competitors in the various industries in which we compete; development and use of new technologies and technological difficulties; the interpretation of, or adoption of new, compliance requirements with respect to engine emissions, safety or other aspects of our products; labor relations; interest rates and currency exchange rates; inflation and deflation; energy prices; prices for agricultural commodities and material price increases; housing starts and other construction activity; our ability to obtain financing or to refinance existing debt; price pressure on new and used equipment; the resolution of pending litigation and investigations on a wide range of topics, including dealer and supplier litigation, intellectual property rights disputes, product warranty and defective product claims, and emissions and/or fuel economy regulatory and contractual issues; security breaches, cybersecurity attacks, technology failures, and other disruptions to the information technology infrastructure of CNH Industrial and its suppliers and dealers; security breaches with respect to our products; our pension plans and other post-employment obligations; political and civil unrest; volatility and deterioration of capital and financial markets, including pandemics, terrorist attacks in Europe and elsewhere; our ability to realize the anticipated benefits from our business initiatives as part of our strategic plan; our failure to realize, or a delay in realizing, all of the anticipated benefits of our acquisitions, joint ventures, strategic alliances or divestitures and other similar risks and uncertainties, and our success in managing the risks involved in the foregoing. Forward-looking statements are based upon assumptions relating to the factors described in this press release, which are sometimes based upon estimates and data received from third parties. Such estimates and data are often revised. Actual results may differ materially from the forward- looking statements as a result of a number of risks and uncertainties, many of which are outside CNH Industrial’s control. CNH Industrial expressly disclaims any intention or obligation to provide, update or revise any forward-looking statements in this announcement to reflect any change in expectations or any change in events, conditions or circumstances on which these forward-looking statements are based. Further information concerning CNH Industrial, including factors that potentially could materially affect CNH Industrial’s financial results, is included in CNH Industrial’s reports and filings with the U.S. Securities and Exchange Commission (“SEC”), the Autoriteit Financiële Markten (“AFM”) and Commissione Nazionale per le Società e la Borsa (“CONSOB”). All future written and oral forward-looking statements by CNH Industrial or persons acting on the behalf of CNH Industrial are expressly qualified in their entirety by the cautionary statements contained herein or referred to above. Contacts: Media Relations Email: mediarelations@cnhind.com Investor Relations Email: investor.relations@cnhind.com